(PAGE NUMBERS REFER TO PAPER DOCUMENT ONLY)

                        FIRST AMENDMENT TO
                            CPI CORP.
                     RETIREMENT PLAN AND TRUST

          (As Amended and Restated Effective January 1, 1997)


     Pursuant to the provisions of Section 16.1 of Article XVI of the CPI Corp. Retirement Plan and Trust (the "Plan"), and pursuant to resolutions of the Retirement Plan Committee, the Plan is hereby amended in the following respects effective as of the dates stated in this Amendment.

     Among other changes, the amendments made by this First Amendment are intended as good faith compliance with the applicable requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001.
This First Amendment also incorporate the model amendments prescribed in Revenue Procedure 2002-29 for required minimum distributions under Code Section 401(a)(9).

     1. PARAGRAPH (H), COMPENSATION, OF SECTION 1.3 is amended by adding the following new sentence at the end thereof:

     For any Plan Year commencing after 2001, the Annual Maximum shall be $200,000 (as adjusted for cost of living increases in accordance with Section 401(a)(17) of the Code).

     2. PARAGRAPH (O), KEY EMPLOYEE, OF SECTION 1.3 is amended in its entirety to read as follows:

         (o) Key Employee: For Plan Years beginning after 2001, any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was:

              (i) An officer of the Employer having Compensation from the Employer for such Plan Year in excess of $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after 2002);

              (ii)  a 5% owner of the Company or any Affiliate; or

              (iii) a 1% owner of the Company or any Affiliate having annual Compensation from the Employer in excess of $150,000.

     For purposes of subparagraph (i) above, no more than 50 Employees (or, if lesser, the greater of 3 or 10% of the Employees) shall be treated as officers. The Beneficiary of a Key Employee is also a Key Employee. The determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and the Regulations thereunder.

     3. PARAGRAPH (P), MONTHLY PLAN COMPENSATION, OF SECTION 1.3 is amended by adding the following new subparagraph (vii) at the end thereof:

         (vii) Effective for Participants who have at least 1 Hour of Service on or after June 6, 2002, for purposes of determining Monthly Plan Compensation a Participant's
     Compensation for 2002 and subsequent years shall not be limited as described in subparagraph (vi) above but shall be limited only by the Annual Maximum for each such year.

     4. SECTION 6.5, LUMP SUM PAYMENT AND DIRECT ROLLOVER OPTIONS, is amended by deleting the third sentence thereof and substituting the following new sentence in its place:

     An Eligible Retirement Plan shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code. For distributions made after 2001, the definition of Eligible Retirement Plan shall also include an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.

     5. SECTION 7.3, LUMP SUM PAYMENT AND DIRECT ROLLOVER OPTIONS, is amended by inserting the following new sentence immediately before the last sentence thereof:

     Notwithstanding the preceding sentence, for distributions made after 2001, a Beneficiary who is the surviving spouse of a Participant or a former spouse who is an Alternate Payee may elect a direct rollover to any Eligible Retirement Plan described in Section 6.5.

     6. PARAGRAPH (K), MAXIMUM PERMISSIBLE AMOUNT, OF SECTION 9.1 is amended by deleting subparagraphs (iii), (iv) and (v) and substituting in their places the following new subparagraphs, and by adding at the end the following new subparagraph (vii):

              (iii) For Limitation Years ending before December 31, 2001, if the Annual Benefit of the Participant commences before his Social Security Retirement Age but on or after age 62, the Dollar Limitation, as reduced above if necessary, shall be determined as follows: (A) If a Participant's Social Security Retirement Age is 65, the Dollar Limitation for benefits commencing on or after age 62 shall be determined by reducing the Dollar Limitation by 5/9 of 1% for each month by which benefits commence before the month in which the Participant attains age 65; and (B) if a Participant's Social Security Retirement Age is greater than 65, the Dollar Limitation for benefits commencing on or after age 62 shall be determined by reducing the Dollar Limitation by 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month (up to 24 months) by which benefits commence before the month of his Social Security Retirement Age.

              (iv) For Limitation Years ending before December 31, 2001, if the Annual Benefit of a Participant commences before age 62, the Dollar Limitation shall be the Actuarial Equivalent of an Annual Benefit beginning at age 62, as determined in subparagraph (iii) above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. For Limitation Years ending after December 31, 2001, if the Annual Benefit of a Participant commences before age 62, the Dollar Limitation shall be the Actuarial Equivalent of an Annual Benefit of such Dollar Limitation beginning at age 62. To determine actuarial equivalence for purposes of this subparagraph
         (iv), the interest rate assumption shall not be less than the greater of the rate specified in paragraph (c) of
         Section 1.3 of the Plan or 5%.

              (v) For Limitation Years ending before December 31, 2001, if the Annual Benefit of a Participant commences after his Social Security Retirement Age, the Dollar Limitation, as reduced above if necessary, shall be adjusted so that it is the Actuarial Equivalent of an Annual Benefit of such Dollar Limitation beginning at the Participant's Social Security Retirement Age. For Limitation Years ending after December 31, 2001, if the Annual Benefit of a Participant commences after age 65, the Dollar Limitation, as reduced above if necessary, shall be adjusted so that it is the Actuarial Equivalent of an Annual Benefit of such Dollar Limitation beginning at age
         65. To determine actuarial equivalence for purposes of this subparagraph (v), the interest rate assumption shall be the lesser of the rate specified in paragraph (c) of
         Section 1.3 or 5%.

			* * *

              (vii)	For Limitation Years ending after December 31,
         2001, the Dollar Limitation shall be increased to $160,000 and, thereafter, such amount shall be automatically increased without Plan amendment for cost of living adjustments provided for under the Code.

     7. PARAGRAPH (A), ACCRUED BENEFIT, OF SECTION 19.1 is amended by adding the following new sentence at the end thereof:

     For Plan Years commencing after 2001, in determining the present value of the cumulative Accrued Benefit or the account balance in one or more Defined

     Contribution Plans for any Employee or former Employee, (i) such amounts shall be increased by the aggregate distributions made with respect to such Employee under this Plan (and under any other plan or terminated plan of the Employer with respect to the determination of a Top-heavy Group) during the 1-year period ending on the Determination Date, provided, however, that in the case of a distribution made for any reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period," and (ii) such present value and account balance of an Employee who is a Non-key Employee but who was a Key Employee in a prior year, or of any former Employee who has performed no services for the Employer at any time during the 1-year period ending on the Determination Date, shall not be taken into account.

     8. A new ARTICLE XX is added to the Plan to read in its entirety as follows:

                              ARTICLE XX

                  MINIMUM DISTRIBUTION REQUIREMENTS

     SECTION 20.1. GENERAL RULES. The provisions of this Article XX shall apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year and will take precedence over all contrary provisions of the Plan, including but not limited to Section 6.9, Section 6.10 and Section 6.11. Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and
Section 6.12 of the Plan. All distributions required under this Article shall be determined and made in accordance with the Regulations under Section 401(a)(9) of the Code.

     SECTION 20.2. TIME AND MANNER OF DISTRIBUTION. The Participant's entire interest shall be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date, as defined in Section 6.10.

         (a) Death of Participant Before Distributions Begin: If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

             (i) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 701/2, if later.

             (ii) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

             (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the 5th anniversary of the Participant's death.

             (iv) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this paragraph (a), other than subparagraph (i), will apply as if the surviving spouse were the Participant.

     For purposes of this paragraph (a) and Section 20.5, distributions are considered to begin on the Participant's Required Beginning Date (or, if subparagraph (iv) applies, the date distributions are required to begin to the surviving spouse under subparagraph (i)). If annuity payments irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under subparagraph (i)), the date distributions are considered to begin is the date distributions actually commence.

         (b) Form of Distribution: Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 20.3, 20.4 and 20.5 of this Article. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the Regulations. Any part of the Participant's interest which is in the form of an individual account described in Section 414(k) of the Code will be distributed in a manner satisfying the requirements of Section 401(a)(9) of the Code and the Regulations that apply to individual accounts.

     SECTION 20.3.  DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH
YEAR.

          (a) General Annuity Requirements: If the Participant's interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

              (i) The annuity distributions will be paid in periodic payments made at intervals not longer than one year;

              (ii) the distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section 20.4 or Section 20.5;

              (iii) once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

              (iv) payments will either be nonincreasing or increase only as follows:

                    (A) by an annual percentage increase that does
              not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

                    (B) to the extent of the reduction in the amount
              of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Section 20.4 dies or is no longer the Participant's Beneficiary pursuant to a qualified domestic relations order within the meaning of Section 414(p) of the Code;

                    (C) to provide cash refunds of employee
              contributions upon the Participant's death; or

                    (D) to pay increased benefits that result from a
              Plan amendment.

          (b) Amount Required to be Distributed by Required Beginning Date: The amount that must be distributed on or before the Participant's Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under paragraph (a) of
     Section 20.2) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the period for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant's benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant's Required Beginning Date.

          (c) Additional Accruals After First Distribution Calendar
     Year: Any additional benefits accruing to the Participant in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

     SECTION 20.4.  REQUIREMENTS FOR ANNUITY DISTRIBUTIONS THAT
COMMENCE DURING PARTICIPANT'S LIFETIME.

          (a) Joint Life Annuities Where the Beneficiary Is Not the Participant's Spouse: If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the Designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6T of the Regulations. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a nonspouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the Designated Beneficiary after the expiration of the period certain.

          (b) Period Certain Annuities: Unless the Participant's spouse is the sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant's lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Regulations for the calendar year that contains the Annuity Starting Date (as defined in Section 6.2). If the Annuity Starting Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Regulations plus the excess of 70 over the age of the Participant as of the Participant's birthday in the year that contains the Annuity Starting Date. If the Participant's spouse is the Participant's sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's applicable distribution period, as determined under this paragraph (b), or the joint life and last survivor expectancy of the Participant and the Participant's spouse as determined under the Joint and Last Survivor Table set forth in
     Section 1.401(a)(9)-9 of the Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the calendar year that contains the Annuity Starting Date.

     SECTION 20.5.  REQUIREMENTS FOR MINIMUM DISTRIBUTIONS WHERE
PARTICIPANT DIES BEFORE DATE DISTRIBUTIONS BEGIN.

          (a) Participant Survived by Designated Beneficiary: If the Participant dies before the date distribution of his interest begins and there is a Designated Beneficiary, the Participant's entire interest will be distributed, beginning no later than the time described in subparagraph (a)(i) or (a)(ii) of Section 20.2, over the life of the Designated Beneficiary or over a period certain not exceeding:

              (i) Unless the Annuity Starting Date is before the first Distribution Calendar Year, the life expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's death; or

              (ii) if the Annuity Starting Date is before the first Distribution Calendar Year, the life expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year that contains the Annuity Starting Date.

          (b) No Designated Beneficiary: If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the 5th anniversary of the Participant's death.

          (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Begin: If the Participant dies before the date distribution of his interest begins, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this Section 20.5 will apply as if the surviving spouse were the Participant, except that the time by which distributions must begin will be determined without regard to subparagraph (a)(i) of Section 20.2.

     SECTION 20.6.  DEFINITIONS.

          (a) Designated Beneficiary: An individual who is designated as the Beneficiary of a Participant under the Plan and is a Designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-Q&A-4 of the Regulations.

          (b) Distribution Calendar Year: A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to paragraph (a) of Section 20.2.

          (c) Life Expectancy: Life expectancy is computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Regulations.





























                                    8
     IN WITNESS WHEREOF, the Retirement Plan Committee has caused this instrument to be adopted on behalf of CPI Corp. this 30th day of September, 2002, effective as of the dates stated herein.



                             CPI CORP.


                             By: /s/ Fran Scheper
                                 -------------------------
                                     Fran Scheper

                             Title: Executive Vice President,
                                     Human Resources

                             For the Profit Sharing Plan Committee





                                    9